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                                                                   EXHIBIT 10.15

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT (this "Amendment"), made this 29th day of March, 2001, is by and among Bank of America, N.A., the successor to NationsBank, N.A. (the "Bank"), Wilmington Surgery Center, L.P., a Tennessee limited partnership (the "Borrower") and Symbion Ambulatory Resource Centres, Inc., a Tennessee corporation and the successor to Ambulatory Resource Centres, Inc. (the "Guarantor").

                                    RECITALS

         Bank has previously made a loan to the Borrower, an Affiliate of Guarantor, pursuant to a Loan and Security Agreement dated May 24, 1999 (as amended from time to time, the "Loan Agreement"). The Loan Agreement was amended pursuant to (i) an Amendment to Loan Agreements dated June 25, 1999 among Bank, Borrower, Guarantor and ARC Kentucky, LLC and (ii) a Second Amendment to Loan and Security Agreement dated April 12, 2000 among Bank, Borrower and Guarantor. Capitalized terms not otherwise defined in this Amendment shall have the meaning provided in the Loan Agreement. Borrower has requested that Bank make certain changes to the Loan Agreement, and the Bank is willing to do so, subject, among other things, to the execution of this Amendment and compliance with the terms hereof.

         NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

         Article I. Amendment to Loan Agreement. The parties hereto amend the Loan Agreement as follows:

                  Section 1.1 Section 6.15(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           "(d) At all times on and after December 31, 2000, the
                  Shareholders' Equity of Symbion, calculated on a consolidated basis, shall be greater than the sum of (1) ninety percent (90%) of the shareholder's equity of Symbion at December 31, 2000, plus (2) eighty-five percent (85%) of the sum of (a) the aggregate amount of equity capital contributed to Symbion after December 31, 2000, plus (b) the aggregate cumulative positive net income (without deduction for any negative net income) of Symbion after December 31, 2000, all computed in accordance with GAAP;"

         Article II.       General.

                  Section 2.1 Loan Agreement. Except as amended hereby, the provisions of the Loan Agreement shall remain in full force and effect. References


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in the Loan Agreement and the other Loan Documents shall be references to the
Loan Agreement as amended by this Amendment.

                  Section 2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee without reference to its choice of law rules.

                  Section 2.3 Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the parties.

                  Section 2.4 Representations. Borrower hereby makes the following representations and warranties:

                           (a)      as of the date hereof, Borrower has no
defense against payment of any or all of the Obligations;

                           (b)      as of the date hereof, no Event of Default
or Unmatured Default has occurred or is continuing (after giving effect to this Amendment).


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.


BANK:                              BORROWER:

BANK OF AMERICA, N.A.              WILMINGTON SURGERY CENTER, L.P.,
                                   a Tennessee limited partnership

                                   By: Ambulatory Resource Centers of
                                       Wilmington, Inc., its General Partner

BY: /s/ Sandy Hamrick              BY: /s/ Charles T. Neal
    ------------------------          ------------------------------------------

TITLE: Senior Vice President       TITLE: President and Chief Executive Officer
       ---------------------             ---------------------------------------

                                   BY: /s/ Ronald L. Brank
                                      ------------------------------------------

                                   TITLE: Chief Financial Officer, Secretary and
                                         ---------------------------------------
                                   Senior Vice President
                                   ---------------------------------------------


                                   GUARANTOR:

                                   SYMBION AMBULATORY RESOURCE
                                   CENTRES, INC.


                                   BY: /s/ Ronald L. Brank
                                      ------------------------------------------

                                   TITLE: Chief Financial Officer, Secretary and
                                         ---------------------------------------
                                   Senior Vice President
                                   ---------------------------------------------


                                   BY:/s/ Charles T. Neal
                                      ------------------------------------------

                                   TITLE: President and Chief Executive Officer
                                         ---------------------------------------



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